October 1, 2012

41 Madison Avenue, 42nd Floor | New York, New York 10010

The Arbitrage Funds currently offers three fund series to investors — The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund, all of which have three classes of shares. The Classes differ only in their ongoing fees and investment eligibility requirements.

The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage. The Arbitrage Credit Opportunities Fund seeks to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The Arbitrage Event-Driven Fund seeks to achieve capital growth by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The investment adviser to the Funds is Water Island Capital, LLC, 41 Madison Avenue, 42nd Floor, New York, New York 10010.

This Prospectus has the information about the Funds that you should know before investing. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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THE ARBITRAGE FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price) (1)	None	None	1.00%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares

Management Fees	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses(2)	0.94%	0.94%	0.94%
Dividend and Interest Expense on Short Positions(3)	0.79%	0.79%	0.79%
All Remaining Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.25%	2.00%	3.00%

(1)	This contingent deferred sales charge applies to Class C shares sold within 12 months of purchase.
(2)	Other Expenses for Class C shares are based on Class R expenses because the Class C shares have not been offered for a full year.
(3)

The Fund is obligated to pay any interest incurred or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based

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on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R Shares	$228	$703	$1,204	$2,581

Class I Shares	$203	$627	$1,077	$2,324

Class C Shares	$403	$927	$1,576	$3,313

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class R Shares	$228	$703	$1,204	$2,581

Class I Shares	$203	$627	$1,077	$2,324

Class C Shares	$303	$927	$1,576	$3,313

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 563% of the average value of its portfolio.

Principal Investment Strategies

In attempting to achieve its investment objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund’s investment adviser uses investment strategies designed to minimize market exposure, including short selling and purchasing and selling options. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risks: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

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High Portfolio Turnover Risks: The Fund’s investment strategies may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Put and Call Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include: possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Swap Risks: The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown reflects the performance of the Fund’s Class R shares before and after taxes and the Fund’s Class I shares before taxes. Performance for the Class C shares of the Fund will be available once they have been offered for one calendar year.

The bar chart and performance table shown below depict the performance of the Fund’s Class R shares for the periods indicated and show how the Fund’s average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund’s Class I shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Year-by-Year Total Returns through December 31, 2011 – Class R Shares

2002	9.27
2003	15.18
2004	0.57
2005	-0.24
2006	5.87
2007	7.14
2008	-0.63
2009	10.05
2010	1.44
2011	4.50

During the period shown in the bar chart, the highest return for a quarter was 6.21% during the quarter ended March 31, 2002 and the lowest return for a quarter was -3.65% during the quarter ended September 30, 2004.

The year-to-date return of the Fund’s Class R shares through June 30, 2012 is -0.08%.

While the Class I shares and the Class C shares would have substantially similar annual returns to the Class R shares, because the shares are invested in the same portfolio of securities, the performance of Class I shares and Class C shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2011

The table below shows how the Fund’s average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor’s 500 Index. The table also presents the impact of taxes on the returns of the Fund’s Class R shares. After tax returns are shown for Class R shares only and after-tax returns for Class I and Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

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THE ARBITRAGE FUND	One Year	Five Years	Ten Years	Since Inception*
Class R Return Before Taxes	4.50%	4.43%	5.20%	5.48%
Class R Return After Taxes on Distributions	3.68%	3.14%	4.07%	4.35%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.92%	3.03%	3.84%	4.09%
Class I Return Before Taxes	4.74%	4.65%	N/A	3.99%
STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%	0.01%

*

The inception date for Class R shares is September 18, 2000, and the inception date for Class I shares is October 17, 2003. The “Since Inception” return reflected for the Standard & Poor’s 500 Index is based on the inception date for Class R shares.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

John S. Orrico, President and Trustee of the Fund, has been a portfolio manager of the Fund since January 2000. Todd W. Munn, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since January 2005. Roger P. Foltynowicz, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since January 2005.

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

Purchases, exchanges and redemptions of Class C shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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THE ARBITRAGE CREDIT OPPORTUNITIES FUND

SUMMARY SECTION

Investment Objective

The fund seeks to provide current income and capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price) (1)	None	None	1.00%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%	None
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses(2)	0.56%	0.56%	0.56%
Dividend and Interest Expense on Short Positions(3)	0.25%	0.25%	0.25%
All Remaining Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses(3)	1.81%	1.56%	2.56%
Fee Waiver(4)	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	1.75%	1.50%	2.50%

(1)	This contingent deferred sales charge applies to Class C shares sold within 12 months of purchase.
(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)

The Fund is obligated to pay any interest incurred or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

(4)

The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund’s investment adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets allocable to the Class R shares, 1.25% of the Fund’s average daily net assets allocable to the Class I shares and 2.25% of the Fund’s average daily net assets allocable to the Class C shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it upon not less than five days notice, by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such reimbursement does not cause the Fund to exceed expense limitations and the reimbursement is made within three years after the year in which the expense is waived.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for all three years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class R Shares	$178	$551
Class I Shares	$153	$474
Class C Shares	$353	$778

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class R Shares	$178	$551
Class I Shares	$153	$474
Class C Shares	$253	$778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests primarily in a portfolio of debt securities including corporate bonds and debentures (including high yield-bonds commonly known as “junk bonds”), bank loans, convertible and preferred securities that the Fund’s investment adviser believes have debt-like characteristics, credit default swaps and other debt instruments and derivatives that the Fund’s investment adviser believes have debt-like characteristics. The Fund invests in both domestic and foreign debt securities. The principal type of derivatives in which the Fund may invest are credit default swaps, interest rate swaps, total return swaps, futures and options.

In order to meet its investment objective the Fund invests primarily in debt securities whose returns the manager believes will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The Fund also uses a relative value approach and expresses positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. The Fund uses fundamental research to identify mispricings or inefficiencies in these situations and assess their potential impact on security prices.

The Fund may engage in short-term trading strategies, and may without limitation, engage in short sales and invest in derivatives. The principal short-term trading strategies may at times include convertible arbitrage, merger arbitrage, and capital structure arbitrage, which are discussed below. The Fund will seek to mitigate the risk of volatility (the appreciation or depreciation of the value of a security over a short period of time) and duration (interest rate changes impacting the value of fixed income securities with longer effective maturities more than those with shorter effective maturities) by taking long and short positions, based on individual credit evaluations that are designed to protect against short term fluctuations in the value of securities, as well as by investing in derivatives that are designed to protect against the decline in value of fixed income securities resulting from interest rate changes, including credit default swaps, interest rate swaps, total return

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swaps, futures and options to hedge the portfolio’s interest rate risk and credit risk. The Fund may purchase or sell short equity securities or derivatives as part of a hedging strategy or hold equity positions or other assets that the Fund receives as part of a reorganization process.

The Fund is not limited with respect to its portfolio maturity or duration. The Fund may invest in debt securities without regard to their credit ratings, including securities that are non-investment grade, and in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security include: optional and mandatory prepayment provisions, fixed, variable, semi-variable, and resettable interest rates and conversion options, as well as various combinations of these terms.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the debt securities, preferred stocks and other securities convertible into common stock with a short position in the underlying common stock. The Fund seeks to purchase such convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing debt securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds”. Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Interest Rate Risks: The market value of debt securities and preferred securities is affected by changes in prevailing interest rates and the credit quality of the issuer. When interest rates fall or the perceived credit quality of the issuer improves, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise or the perceived credit quality of the issues declines, the market value of the respective debt securities and preferred securities usually declines.

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Market Risk: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund’s investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Merger Arbitrage Risks: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results, financial statements and credit ratings.

Small and Medium Sized Company Risks: The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Credit Default Swap Risks: Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.

Interest Rate Swap Risks: The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Fund may be less favorable than it would have been if the Fund had not used the swap agreement.

Total Return Swap Risks: In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Futures Risks: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors,

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particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Option Risks: Option transactions in which the Fund may engage involve the specific risks described below:

•	the writer of an option may be assigned an exercise at any time during the option period;

•	disruptions in the markets for underlying instruments could result in losses for options investors;

•	imperfect or no correlation between the option and the securities being hedged;

•	the insolvency of a broker could present risks for the broker’s customers; and

•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

High Portfolio Turnover Risks: The Fund’s investment strategies may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Performance Information

Performance information for the Fund will be provided in the prospectus summary and the prospectus once it has annual returns for a full calendar year. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

Gregory Loprete, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since its inception. James Powers, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since its inception.

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Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

Purchases, exchanges and redemptions of Class C shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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THE ARBITRAGE EVENT-DRIVEN FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price) (1)	None	None	1.00%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase)	2.00%	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses(2)	1.17%	1.17%	1.17%
Dividend and Interest Expense on Short Positions(3)	0.49%	0.49%	0.49%
All Remaining Other Expenses	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	2.67%	2.42%	3.42%
Fee Waiver(4)	(0.49)%	(0.49)%	(0.49)%

Total Annual Fund Operating Expenses After Fee Waiver	2.18%	1.93%	2.93%

(1)	This contingent deferred sales charge applies to Class C shares sold within 12 months of purchase.
(2)	Other Expenses for Class C shares are based on Class R expenses because the Class C shares have not been offered for a full year.
(3)

The Fund is obligated to pay any interest incurred or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

(4)

The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund’s investment adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares, 1.44% of the Fund’s average daily net assets allocable to the Class I shares and 2.44% of the Fund’s average daily

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net assets allocable to the Class C shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it upon not less than five days’ notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the expense was waived.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first three years and equal to Total Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$221	$682	$1,275	$2,883
Class I Shares	$196	$606	$1,149	$2,633
Class C Shares	$396	$906	$1,644	$3,593

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$221	$682	$1,275	$2,883
Class I Shares	$196	$606	$1,149	$2,633
Class C Shares	$296	$906	$1,644	$3,593

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 490% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity and debt securities (including high yield-bonds commonly known as “junk bonds”) of companies whose prices we believe are or will be impacted by a corporate event. Specifically, the Fund employs investment strategies designed to capture price movements generated by publicly announced corporate events such as investing in securities of companies involved in mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). The Fund may invest in both U.S. and non U.S. securities.

In order to achieve its investment objective, the Fund may utilize investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage in order to profit from event-driven opportunities. These investment strategies are described more fully below.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

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Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risks: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results, financial statements and credit ratings.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Credit Risks: The Fund may invest in convertible and non convertible debt securities, including high yield fixed income securities, also known as “junk bonds”. Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund’s share price.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will

18

adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

High Portfolio Turnover Risks: The Fund’s investment strategies may result in high portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown reflects the performance of the Fund’s Class R shares before and after taxes and the Fund’s Class I shares before taxes. Performance for the Class C shares of the Fund will be available once they have been offered for one calendar year.

The bar chart and performance table shown below depict the performance of the Fund’s Class R shares for the periods indicated and show how the Fund’s average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund’s Class I shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns through December 31, 2011 – Class R Shares

2011	3.28%

During the period shown in the bar chart, the highest return for a quarter was 5.81% during the quarter ended December 31, 2011 and the lowest return for a quarter was -4.29% during the quarter ended September 30, 2011.

The year-to-date return of the Fund’s Class R shares through June 30, 2012 is 0.62%.

While the Class I shares and the Class C shares would have substantially similar annual returns to the Class R shares, because the shares are invested in the same portfolio of securities, the performance of Class I shares and Class C shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

Average Annual Total Returns for Periods Ended December 31, 2011

The table below shows how the Fund’s average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor’s 500 Index. The table also presents the impact of taxes on the returns of the Fund’s Class R shares. After tax returns are shown for Class R shares only and after-tax returns for Class I and Class C shares will vary. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

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THE ARBITRAGE EVENT DRIVEN FUND	One Year	Since Inception*
Class R Return Before Taxes	3.28%	3.94%
Class R Return After Taxes on Distributions	1.09%	1.86%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.12%	2.15%
Class I Return Before Taxes	3.49%	4.22%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	0.06%

*	The inception date for Class R shares and Class I shares is October 1, 2010.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Managers

John S. Orrico, President and Trustee of the Fund, has been a portfolio manager of the Fund since October 2010. Gregory Loprete, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since October 2010. Todd W. Munn, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since October 2010. Roger P. Foltynowicz, Portfolio Manager of the Fund, has been a portfolio manager of the Fund since October 2010.

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

Purchases, exchanges and redemptions of Class C shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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THE ARBITRAGE FUND THE ARBITRAGE CREDIT OPPORTUNITIES FUND THE ARBITRAGE EVENT-DRIVEN FUND

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND EXPENSES AND DIVIDENDS ON SHORT POSITIONS

When a Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. A Fund is obligated to pay any interest accrued or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. Dividend expenses are not fees charged to shareholders by a Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by a Fund on long positions, or paid by a Fund on short positions, are taken into account by the Fund’s investment adviser, Water Island Capital, LLC (the “Adviser”), when calculating the return potential of merger arbitrage investments.

The Arbitrage Fund

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 2 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions.

	Class R Shares	Class I Shares	Class C Shares

Management Fees	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses, Excluding Dividend and Interest Expense on Short Positions	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend and Interest Expense on Short Positions	1.44%	1.19%	2.19%

The Arbitrage Credit Opportunities Fund

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Credit Opportunities Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 9 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnote for details relating to the Expense Waiver and Reimbursement Agreement.

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	Class R Shares	Class I Shares	Class C Shares

Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses, Excluding Dividend and Interest Expense on Short Positions	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend and Interest Expense on Short Positions	1.56%	1.31%	2.31%
Fee Waiver	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	1.50%	1.25%	2.25%

The Arbitrage Event-Driven Fund

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Event-Driven Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 16 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnote for details relating to the Expense Waiver and Reimbursement Agreement.

	Class R Shares	Class I Shares	Class C Shares

Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses, Excluding Dividend and Interest Expense on Short Positions	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend and Interest Expense on Short Positions	2.18%	1.93%	2.93%
Fee Waiver	(0.49)%	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver	1.69%	1.44%	2.44%

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage.

The Arbitrage Credit Opportunities Fund seeks to provide current income and capital growth by investing in debt securities impacted by events such as reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations.

The Arbitrage Event-Driven Fund seeks to achieve capital growth by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

Each of the Funds may change its investment objective without shareholder approval.

Principal Investment Strategies and Policies

The Arbitrage Fund

To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations (all referred to as “corporate reorganizations”). Equity securities include common and preferred stock.

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Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough so that it becomes attractive for the Fund to make new investments for its own portfolio. The Adviser expects the Fund’s assets to be diversified in various industries; however if a large percentage (namely, at least 50%) of mergers taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation’s return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies, as discussed below.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment’s risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the Fund employs are short selling and engaging in put and call options.

Short Sales: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Put and Call Options: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to

Put and Call Options

(Definition)

A short-term contract that gives the purchaser of the option the right to sell (put) or buy (call) the underlying security at any time before the option expires in return for a premium.

buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund’s net assets to option strategies.

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The Arbitrage Credit Opportunities Fund

The Arbitrage Credit Opportunities Fund invests primarily in a portfolio of debt securities including corporate bonds and debentures (including high yield-bonds commonly known as “junk bonds”), bank loans, convertible and preferred securities that the Fund’s investment adviser believes have debt-like characteristics, credit default swaps and other debt instruments and derivatives that the Fund’s investment adviser believes have debt-like characteristics. The Fund invests in both domestic and foreign debt securities. The principal type of derivatives in which the Fund may invest are credit default swaps, interest rate swaps, total return swaps, futures and options.

In order to meet its investment objective the Fund invests primarily in debt securities whose returns the manager believes will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include reorganizations, restructurings, recapitalizations, debt maturities, refinancings, mergers, acquisitions, regulatory changes and other special situations. The Fund also uses a relative value approach and expresses positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. The Fund uses fundamental research to identify mispricings or inefficiencies in these situations and assess their potential impact on security prices.

The Fund may engage in short-term trading strategies, and may without limitation, engage in short sales and invest in derivatives. The principal short-term trading strategies may at times include convertible arbitrage, merger arbitrage, and capital structure arbitrage, which are discussed below. The Fund will seek to mitigate the risk of volatility (the appreciation and depreciation of the value of a security over a short period of time) and duration (interest rate changes impacting the value of fixed income securities with longer effective maturities more than those with shorter effective maturities) by taking long and short positions, based on individual credit evaluations, as well as by investing in derivatives that are designed to protect against the decline in value of fixed income securities resulting from interest rate changes, including credit default swaps, interest rate swaps, total return swaps, futures and options that are designed to protect against a short term fluctuations in the value of securities. The Fund may purchase or sell short equity securities or derivatives as part of a hedging strategy or hold equity positions or other assets that the Fund receives as part of a reorganization process.

The Fund is not limited with respect to its portfolio maturity or duration. The Fund may invest in debt securities without regard to their credit ratings, including securities that are non-investment grade, and in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features. Terms that vary from security to security include: optional and mandatory prepayment provisions, fixed, variable, semi-variable, and resettable interest rates and conversion options, as well as various combinations of these terms.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses, when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the debt securities, preferred stocks and other securities convertible into common stock with a short position in the underlying common stock. The Fund seeks to purchase such convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing debt securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in

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relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund may also employ a hedging program that will focus on reducing the impact of market risk, interest rate risk, credit risk and idiosyncratic events. This hedging program is intended to reduce the portfolio’s overall volatility. This program may include the purchase and sale of instruments such as equities and derivatives, including options and swaps.

The Fund continuously monitors its investments and evaluates each investment’s risk/return profile, not only for each investment by itself, but also in the context of the Fund’s overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk adjusted opportunities available.

The Fund may engage in active trading of portfolio securities to achieve its principal investment objective. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The Arbitrage Event-Driven Fund

To achieve its investment objective, the Fund invests in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage in order to profit from event-driven opportunities. The Fund may invest in both U.S. and non-U.S. securities.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. The most common merger arbitrage activity, and the approach the Fund generally uses, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally uses when it believes that the common stock is overvalued in relation to the convertible securities, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, when the Fund believes that unsecured securities are overvalued in relation to senior secured securities, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the

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same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund continuously monitors its investments and evaluates each investment’s risk/return profile, not only for each investment by itself, but also in the context of the Fund’s overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk adjusted event-driven opportunities available.

The Adviser expects the Fund’s assets to be diversified in various industries; however if, for example, a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment’s risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

Non-Principal Investment Strategies

The non-principal investment strategies that the Funds employ are described more fully below.

Put and Call Options (The Arbitrage Event-Driven Fund only): The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

Leverage (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): A Fund may borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).

Temporary Investments (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): Each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, a Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent a Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.

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Principal Investment Risks

The principal investment risks of investing in the Funds are described below:

Merger Arbitrage Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): The principal risk associated with each Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Convertible Security Risks (The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund only): Convertible securities generally offer lower interest or dividend yields than non convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results, financial statements and credit ratings.

Short Sale Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that a Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of a Fund. Short positions introduce more risk to a Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Put and Call Options Risks (The Arbitrage Fund only): options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

•	possible imperfect correlation between the price movements of the option and the underlying security,
•	the potential lack of a liquid secondary market at any particular time, and
•	possible price fluctuation limits.

Small and Medium Sized Company Risks (The Arbitrage Credit Opportunities Fund only): The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Credit Default Swap Risks (The Arbitrage Credit Opportunities Fund only): Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.

Interest Rate Swap Risks (The Arbitrage Credit Opportunities Fund only): The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Fund may be less favorable than it would have been if the Fund had not used the swap agreement.

Total Return Swap Risks (The Arbitrage Credit Opportunities Fund only): In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap

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agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Futures Risks (The Arbitrage Credit Opportunities Fund only): The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Option Risks (The Arbitrage Credit Opportunities Fund only): Option transactions in which the Fund may engage involve the specific risks described below:

•	the writer of an option may be assigned an exercise at any time during the option period;

•	disruptions in the markets for underlying instruments could result in losses for options investors;

•	imperfect or no correlation between the option and the securities being hedged;

•	the insolvency of a broker could present risks for the broker’s customers; and

•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Credit Risks (The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund only): The Fund may invest in convertible and non convertible debt securities, including high yield fixed income securities, also known as “junk bonds”. Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. Consequently, an economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities.

Interest Rate Risks (The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund only): Prices of senior loans, bonds and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund’s share price. Although the Adviser closely monitors the Fund’s duration, the longer the Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

Foreign Securities Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): The securities of foreign issuers may be less liquid and more volatile than securities of

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comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by a Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect a Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

High Portfolio Turnover Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): The Funds’ investment strategies may result in high portfolio turnover rates. This may increase a Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Swap Risks (The Arbitrage Fund only): The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Non-Principal Investment Risks

The non-principal risks of investing in the Funds are as follows:

Derivatives Risks (The Arbitrage Fund and The Arbitrage Event-Driven Fund): In general, a derivative contract typically involves leverage (namely, it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on a Fund or will not impair the ability of a Fund to achieve its investment objective.

Counterparty Risks (The Arbitrage Fund and The Arbitrage Event-Driven Fund): The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.

Illiquid Investments Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): A Fund may experience difficulty in selling illiquid investments in a timely manner at the price it believes the investments are worth.

Securities Lending Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund): In order to generate additional income, a Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the applicable Fund any dividends or interest paid on such securities. Loans are subject to termination by the applicable Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

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Leverage Risks (The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event- Driven Fund): If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should a Fund employ leverage, the Fund’s net asset value will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

Option Risks (The Arbitrage Event-Driven Fund only): Option transactions in which the Fund may engage involve the specific risks described below:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Portfolio Holdings and Disclosure Policy

Each Fund’s top ten portfolio holdings in order of position size are published quarterly, with a 15-day lag, at http://www.thearbfund.com. Additional information about a Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, as set forth in the Funds’ Portfolio Holdings and Disclosure Policy, is included within the Funds’ Statement of Additional Information.

THE ADVISER

Water Island Capital, LLC, 41 Madison Avenue, 42nd Floor, New York, New York 10010, a registered investment adviser, is the Funds’ investment adviser. Subject to the authority of the Funds’ Board of Trustees, the Adviser is responsible for the overall management of each Fund’s business affairs.

The Arbitrage Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2012, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.04%.

The Arbitrage Credit Opportunities Fund pays an annual fee of 1.00% on the amount of the Fund’s average net assets.

The Arbitrage Event-Driven Fund pays an annual fee of 1.25% on the amount of the Fund’s average net assets. For the fiscal year ended May 31, 2012, the aggregate fee paid to the Adviser as a percentage of average net assets was 0.76%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser for The Arbitrage Fund and The Arbitrage Event-Driven Fund is available in the Funds’ latest annual report to shareholders for the period ended May 31, 2012. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser for The Arbitrage Credit Opportunities Fund will be available in the Funds’ semi-annual report to shareholders for the period ending November 30, 2012.

Each of The Arbitrage Fund and The Arbitrage Event-Driven Fund have entered into an Expense Waiver and Reimbursement Agreement with the Adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares, 1.44% of the Fund’s average daily net assets allocable to the Class I shares and 2.44% of the Fund’s average daily net assets allocable to the Class C shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in

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writing.

The Arbitrage Credit Opportunities Fund has entered into an Expense Waiver and Reimbursement Agreement with the Adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets allocable to the Class R shares, 1.25% of the Fund’s average daily net assets allocable to the Class I shares and 2.25% of the Fund’s average daily net assets allocable to the Class C shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

John S. Orrico, CFA, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for The Arbitrage Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Gregory Loprete and James Powers are portfolio managers for The Arbitrage Credit Opportunities Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

John S. Orrico, CFA, Gregory Loprete, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for The Arbitrage Event-Driven Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Funds. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelors degree from Georgetown University in 1982 — with a double major in Finance and International Management. He became a Chartered Financial Analyst in 1988.

Prior to becoming a portfolio manager of the Fund in January 2005, Mr. Munn was a senior equity analyst for the Fund. Mr. Munn received a Master of Business Administration degree from Fordham Graduate School of Business in 2003 and a Bachelors degree from Gettysburg College in 1993 — with a double major in Finance and Accounting.

Prior to becoming a portfolio manager of the Fund in January 2005, Mr. Foltynowicz was a senior equity analyst for the Fund. Mr. Foltynowicz received a Master of Science degree from Pace University in 2006 — with a major in Investment Management — and a Bachelors degree from Presbyterian College in 1999 — with a major in Business Administration.

Gregory Loprete joined Water Island Capital in 2009 and currently serves as a portfolio manager of The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund. Prior to joining Water Island Capital, Mr. Loprete worked at Keefe, Bruyette & Woods as a Convertible and Preferred Trader where he evaluated, implemented and managed convertible and capital structure investments. From 2007-2008, Mr. Loprete was a Director in the Convertible Arbitrage Group at Ramius Capital Group, LLC. At Ramius, Mr. Loprete served as co-manager and trader for the firm’s US Convertible Arbitrage Portfolio. From 2003 to 2007, Mr. Loprete was a Senior Convertible Analyst and Convertible Banking Liaison at SG Cowen & Company. Mr. Loprete received a Masters of Business Administration degree in Finance from New York University in 1993 and a Bachelors degree from the University of Delaware in 1987 — with a major in English Literature with a minor in Economics.

James Powers, CFA, joined Water Island Capital in 2011 and evaluates event-driven and relative value investment opportunities in the credit markets. Prior to joining Water Island Capital, Mr. Powers held various senior positions analyzing investment grade and high yield corporate credit, including bank debt, corporate bonds, and convertible securities. Most recently, he was with Torchlight Investors and Neuberger Berman. Mr. Powers received a Master of

32

Business Administration in Finance from New York University and a Bachelors degree in Economics from Union College. He became a Chartered Financial Analyst in 2002.

The Statement of Additional Information for the Funds provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds he manages.

DISTRIBUTION ARRANGEMENTS

Distributor

ALPS Distributors, Inc. serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds.

Distribution Plan

Each Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class R shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund’s average daily net assets allocable to Class R shares. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

Each Fund has adopted a Rule 12b-1 plan for Class C shares (the “Plan”), which allows the Fund to pay distribution and other fees for the sale and distribution of Class C shares and for services provided to shareholders. The Plan permits each Fund to make payments at an annual rate of up to 0.75% of the Fund’s average daily net assets attributable to its Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares. In addition, the Plan permits each Fund to make payments at an annual rate of up to 0.25% of the Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund’s Class C shares. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class C shares and may cost you more than paying other types of sales charges. Under the terms of the Plan, each Fund is authorized to make payments to the principal distributor of the Fund for remittance to broker-dealers, retirement platforms, and other financial intermediaries as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Fund’s principal distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Funds’ principal distributor is entitled to retain some or all fees payable under a Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

NET ASSET VALUE

The net asset value per share of each Class of shares of a Fund will be determined on each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

Each Fund generally values portfolio securities at market value. If market quotations are not available or reliable, a Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities

33

from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

Eligible Purchases

Purchases, exchanges and redemptions of Class C shares can be made only through institutional channels, such as broker-dealers, financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Contingent Deferred Sales Charge

There is a 1% contingent deferred sales charge (“CDSC”) on Class C shares which you sell within 12 months of purchase. The amount of the CDSC is determined as a percentage of the original purchase price of the shares being redeemed. The CDSC primarily goes to the Fund’s distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Fund will use the first-in, first-out (FIFO) method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the “one year” mark. As an example, shares purchased on December 1, 2012 would be subject to the CDSC if they were redeemed on or prior to December 1, 2013. On or after December 1, 2013, they would not be subject to CDSC.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Choosing a Share Class

Each Fund offers three classes of shares, Class R, Class I, and Class C. The three classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below). Class R shares are subject to an annual 12b-1 fee of up to 0.25% of a Fund’s average daily net assets allocable to Class R shares. Class I shares are not subject to any 12b-1 fees. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares.

Class I shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement (subject to waiver, as discussed below) with respect to Class I shares.

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If you qualify as a purchaser of Class I shares, but your account is invested in Class R shares, you may convert your Class R shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

Purchases, exchanges and redemptions of Class C shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Class R shares and Class I shares of each Fund are no-load. This means that shares may be purchased without the imposition of any sales charge. There is a 1% CDSC on class C shares if you sell within 12 months of a purchase. Shares of a Fund are available for purchase from the Fund every day the NYSE is open for business, at the net asset value next calculated after receipt of the purchase request in good order. Each Fund mails you confirmations of all purchases or redemptions of Fund shares.

Minimum Investment Amounts

Class R shares* — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Class I shares* — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

*

Each Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for both the Class R and Class I shares. The Adviser, though granted sole discretion by each Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans; (2) fee-based advisory or “wrap” programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade or other broker-dealers; (4) consulting firms; and (5) trust companies.

Class C shares* — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

*

Each Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for the Class C Shares. The Adviser, though granted sole discretion by each Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

Shares of each Fund are offered on a continuous basis. Each Fund reserves the right, in its sole discretion, to reject any application to purchase shares.

When Orders Are Processed

All shares will be purchased at the net asset value per share next determined after a Fund or its agent receives your purchase request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requestsreceived after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers and other Intermediaries

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of a Fund if the servicing agent has an agreement with the Fund’s distributor. Please note that such agents may charge additional fees for their services. Depending on your servicing agent’s arrangements with a Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see “Choosing a Share Class” above for more information or

35

contact your servicing agent. You should also note that your servicing agent may become a record shareholder of a Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Adviser or a Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

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Purchase by Wire

If you wish to wire money to invest in Class R shares or Class I shares of a Fund, please call the Funds at 1-800-295-4485 to notify the Funds that a wire transfer is coming. There are no direct purchases for Class C shares of a Fund. You may use the following instructions:

The Arbitrage Funds

United Missouri Bank

ABA #: 101000695

Account #: 9871417816

For further credit to: Name/Fund #/Account #

The Fund numbers are as follows:

The Arbitrage Fund Class R – 1001

The Arbitrage Fund Class I – 1000

The Arbitrage Credit Opportunities Fund   Class R – 7001

The Arbitrage Credit Opportunities Fund

Class I – 7000

The Arbitrage Fund Event-Driven Fund
Class R – 6001

The Arbitrage Fund Event-Driven Fund
Class I – 6000

Automatic Investment Plan

Class R and Class I shareholders may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-800-295-4485 for more information about the Automatic Investment Plan.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Funds do not accept cash, credit card checks, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

REDEMPTIONS

Redemptions for Class C shares, like purchases, may generally be effected only through retirement plans, broker-dealers and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares. The redemption price of Class C shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.

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Written Redemption Requests

You will be entitled to redeem all or any portion of the Class R shares or Class I shares credited to your account by submitting a written request for redemption to:

Regular Mail	Express/Overnight Mail
The Arbitrage Funds	The Arbitrage Funds
c/o DST Systems, Inc.	c/o DST Systems, Inc.
P.O. Box 219842	430 W. 7th St.
Kansas City, MO 64121-9842	Kansas City, MO 64105

Redeeming By Telephone

You may redeem Class R shares or Class I shares by telephone having a value of up to a maximum of $25,000 in any 30-day period. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Funds to remove this privilege from your account.

The telephone redemption privilege will not be available with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

Redemption Fee

A redemption fee is not imposed on redemptions of Class C shares of the Funds.

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 30 days of the date of purchase of The Arbitrage Fund or The Arbitrage Event-Driven Fund or 60 days of the date of purchase of The Arbitrage Credit Opportunities Fund. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

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The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Funds may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, each Fund has granted authority to the Adviser to waive the redemption fee at its sole discretion where the Adviser believes such waiver is in the best interests of the Fund. The Adviser, though granted sole discretion by the Funds, has committed to consult the Funds’ Chief Compliance Officer prior to authorizing any such waivers.

Systematic Withdrawal Plan

If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Funds at 1-800-295-4485.

When Redemptions are Sent

Once a Fund receives your redemption request from a financial intermediary in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the applicable Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

A Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

Good Order

Your redemption request will be processed if it is received from a financial intermediary in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should indicate the name of the applicable Fund;
•	The request should indicate the number of shares or dollar amount to be redeemed;
•	The request must identify the name(s) on your account and your account number; and
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered.

See below for a discussion on when the signature(s) on the request must be guaranteed by an eligible medallion signature guarantor.

When You Need Signature Guarantees

A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required if:

•	you request a redemption to be made payable to a person not on record with the Funds;
•	you request that a redemption be mailed to an address other than that on record with the Funds, or a change of address request was received by the transfer agent within the last 30 days;
•	when establishing or modifying certain services on an account; or
•	the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further, in some cases, documentation may be required to change the designated account if shares are

39

held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans

If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Brokers

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Low Balances and Redemption “In Kind”

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Funds may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Funds may convert your Class I shares into Class R shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

If at any time your account balance falls below $1,000 for Class C shares, the Funds or their agents may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds or their agents may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account.

The Funds may pay redemption requests “in kind”. This means that the Funds may pay redemption requests entirely or partially with securities rather then with cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Cost Basis Information

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Funds’ Board of Trustees discourages frequent purchases and redemptions of Class R and Class I shares by:

40

1)

Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares; and

2)

Imposing a 2% redemption fee on redemptions or exchanges that occur within 30 days of the share purchase for The Arbitrage Fund and The Arbitrage Event-Driven Fund and within 60 days of the share purchase for The Arbitrage Credit Opportunities Fund.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Funds rely on intermediaries to determine when a redemption occurs within 30 and 60 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

With regard to the Funds’ Class C shares, the Funds’ Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because it believes that since the Class C shares have a CDSC it is unlikely that the Class C shares will experience frequent purchases and redemptions that are disruptive to the Fund. The Fund’s Board of Trustees may reconsider its decision not to adopt such policies and procedures if it determines there is unusual trading in Class C shares of the Funds. In addition, the Funds reserve the right to reject any Class C purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed from an omnibus account.

EXCHANGING SHARES

Class R shares of any Fund may be exchanged for Class R shares of another Fund at their relative net asset values. Class I shares of any Fund may be exchanged for Class I shares of another Fund at their relative net asset values.

Class C shares of any Fund may be exchanged for Class C shares of another Fund at their relative net asset values, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class C shares of any Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) you have held your Class C shares for longer than twelve months.

The Fund reserves the right to reject any exchange request for any reason or no reason. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. To exchange shares:

1. Read this Prospectus carefully

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum

3. Contact your financial intermediary, or call DST Systems, Inc. at (800) 295-4485. You may also make an exchange by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Funds intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Funds will not be subject to the excise tax.

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The Arbitrage Fund and The Arbitrage Event-Driven Fund intend to distribute substantially all of their net investment income and net realized capital gains in December. The Arbitrage Credit Opportunities Fund intends to distribute a portion of its net investment income in March, June and September, and substantially all of the remainder of its net investment income and substantially all of its net realized capital gains in December. Distributions will be reinvested in shares of the Funds unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

Federal law requires the Funds (or their administrative agent) to report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use average cost as the default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Funds require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 28% of any distribution and redemption proceeds. The Funds reserve the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown for Class R shares and Class I shares. Because Class C shares of the Fund only recently commenced operations as of the date of this Prospectus, there are no financial highlights for Class C shares of the Fund. The Arbitrage Credit Opportunities Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

Please note that the financial highlights information represents financial highlights of each Fund through May 31 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information with regard to the fiscal year ended May 31, 2012 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report for the fiscal year ended May 31, 2012, which is available upon request. Prior fiscal years were audited by a different registered public accounting firm.

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Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2008
Net asset value, beginning of period	$12.77	$12.50	$12.43	$12.79	$12.91
Income (loss) from investment operations
Net investment loss(a)	(0.11)	(0.12)	(0.14)	(0.16)	(0.03)
Net realized and unrealized gains on investments and foreign currencies	0.44	0.66	0.52	0.30	0.78
Total from investment operations	0.33	0.54	0.38	0.14	0.75

Less distributions
From net investment income	–	–	(0.05)	–	–
From net realized gains	(0.30)	(0.27)	(0.26)	(0.52)	(0.87)
Total distributions	(0.30)	(0.27)	(0.31)	(0.52)	(0.87)
Proceeds from redemption fees collected	0.00(b)	0.00(b)	0.00(b)	0.02	0.00(b)

Net asset value, end of period	$12.80	$12.77	$12.50	$12.43	$12.79

Total return(c)	2.54%	4.37%	3.08%	1.64%	5.97%

Net assets, end of period (in 000s)	$1,003,646	$866,885	$759,235	$219,338	$112,092

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	2.23%	2.16%	2.80%	3.28%	2.44%
Expenses excluding interest and dividend expense(d)(e)	1.45%	1.52%	1.63%	1.95%	1.96%
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)	1.44%	1.52%	1.63%	1.95%	1.90%
Net investment loss	(0.83)%	(0.93)%	(1.12)%	(1.34)%	(0.25)%

Portfolio turnover rate	563%	389%	371%	709%	712%

(a)       Per share amounts were calculated using average shares for the year.

(b)       Amount rounds to less than $0.01 per share.

(c)       Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)       Dividend expense totaled 0.58%, 0.51%, 0.88%, 0.74% and 0.48%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(e)        Interest rebate expense and line of credit interest expense totaled 0.20%, 0.13%, 0.29% and 0.58%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

43

The Arbitrage Fund – Class I

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2008
Net asset value, beginning of period	$12.98	$12.68	$12.60	$12.95	$13.03
Income (loss) from investment operations

Net investment income (loss)(a)	(0.07)	(0.08)	(0.11)	(0.11)	0.01
Net realized and unrealized gains on investments and foreign currencies	0.43	0.67	0.52	0.28	0.78
Total from investment operations	0.36	0.59	0.41	0.17	0.79

Less distributions
From net investment income	–	(0.02)	(0.07)	–	–
From net realized gains	(0.30)	(0.27)	(0.26)	(0.52)	(0.87)
Total distributions	(0.30)	(0.29)	(0.33)	(0.52)	(0.87)
Proceeds from redemption fees collected	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net asset value, end of period	$13.04	$12.98	$12.68	$12.60	$12.95

Total return(c)	2.74%	4.74%	3.28%	1.69%	6.23%

Net assets, end of period (in 000s)	$2,084,530	$1,346,801	$582,460	$108,780	$81,832

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	1.98%	1.91%	2.55%	3.03%	2.20%
Expenses excluding interest and dividend expense(d)(e)	1.20%	1.27%	1.38%	1.70%	1.72%

Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)	1.20%	1.27%	1.38%	1.70%	1.65%
Net investment income (loss)	(0.56)%	(0.62)%	(0.85)%	(0.87)%	0.11%

Portfolio turnover rate	563%	389%	371%	709%	712%

44

(a)	Per share amounts were calculated using average shares for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Dividend expense totaled 0.58%, 0.51%, 0.88%, 0.74% and 0.48%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(e)

Interest rebate expense and line of credit interest expense totaled 0.20%, 0.13%, 0.29% and 0.58%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The Arbitrage Event-Driven Fund –Class R

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2012	Period Ended May 31, 2011(a)
Net asset value, beginning of period	$10.23	$10.00
Income (loss) from investment operations
Net investment income (loss)(b)	0.10	(0.02)
Net realized and unrealized gains on investments and foreign currencies	0.09	0.36
Total from investment operations	0.19	0.34

Less distributions
From net investment income	(0.15)	(0.01)
From net realized gains	(0.48)	(0.10)
Total distributions	(0.63)	(0.11)
Proceeds from redemption fees collected	0.00(c)	0.00(c)

Net asset value, end of period	$9.79	$10.23

Total return(d)	1.88%	3.43%(e)

Net assets, end of period (in 000s)	$8,976	$4,867

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	2.67%	4.33%(f)
Expenses excluding interest and dividend expense(g)(h)	2.19%	3.84%(f)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)	1.69%	1.69%(f)
Net investment income (loss)	1.02%	(0.26)%(f)

Portfolio turnover rate	490%	298%(e)

(a)    Commenced operations on October 1, 2010

(b)    Per share amounts were calculated using average shares for the year.

(c)    Amount rounds to less than $0.01 per share.

(d)    Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

45

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.27% and 0.28% (annualized), respectively, of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.
(h)	Interest rebate expense and line of credit interest expense totaled 0.21% and 0.21% (annualized) of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.

The Arbitrage Event-Driven Fund –Class I

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

	Year Ended May 31, 2012	Period Ended May 31, 2011(a)
Net asset value, beginning of period	$10.24	$10.00
Income (loss) from investment operations
Net investment income(b)	0.12	0.01
Net realized and unrealized gains on investments and foreign currencies	0.09	0.35
Total from investment operations	0.21	0.36

Less distributions
From net investment income	(0.15)	(0.02)
From net realized gains	(0.48)	(0.10)
Total distributions	(0.63)	(0.12)
Proceeds from redemption fees collected	0.00(c)	0.00(c)

Net asset value, end of period	$9.82	$10.24

Total return(d)	2.09%	3.57%(e)

Net assets, end of period (in 000s)	$21,389	$11,701

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense	2.42%	4.73%(f)
Expenses excluding interest and dividend expense(g)(h)	1.94%	4.24%(f)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)	1.44%	1.44%(f)
Net investment income	1.25%	0.12%(f)

Portfolio turnover rate	490%	298%(e)

(a)	Commenced operations on October 1, 2010
(b)	Per share amounts were calculated using average shares for the year.
(c)	Amount rounds to less than $0.01 per share.

46

(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.27% and 0.28% (annualized), respectively, of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.
(h)	Interest rebate expense and line of credit interest expense totaled 0.21% and 0.21% (annualized) of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.

47

PRIVACY POLICY

Commitment to Consumer Privacy

The Arbitrage Funds are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

Collection and Disclosure of Shareholder Information

Consumer information collected by, or on behalf of the Arbitrage Funds generally comes from the following sources:

•	Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Funds;
•	Transaction history of a shareholder’s account; or
•	Third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Funds:

•	as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Funds or to a shareholder’s broker/dealer, or
•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Arbitrage Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Funds; and
•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Arbitrage Funds.

48

The Arbitrage Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Event-Driven Fund

Adviser	Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010
Distributor	ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Transfer Agent	DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make shareholder inquires about the Funds, please call (800) 295-4485. You may also write to:

The Arbitrage Funds

c/o DST Systems, Inc.

P.O. Box 219842

Kansas City, MO 64121-9842

As indicated above, the SAI and the annual and semiannual reports are available upon telephonic or written request. They are also available on the Funds’ website, at http://www.thearbitragefunds.com, and on the SEC’s Internet site, as discussed below.

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-09815

49

THE ARBITRAGE FUNDS

The Arbitrage Fund:

Class R Shares (Nasdaq Symbol: ARBFX)

Class I Shares (Nasdaq Symbol: ARBNX)

Class C Shares (Nasdaq Symbol: ARBCX)

The Arbitrage Credit Opportunities Fund

Class R (Nasdaq Symbol: ARCFX)

Class I (Nasdaq Symbol: ACFIX)

Class C (Nasdaq Symbol: ARCCX)

The Arbitrage Event-Driven Fund:

Class R Shares (Nasdaq Symbol: AEDFX)

Class I Shares (Nasdaq Symbol: AEDNX)

Class C Shares (Nasdaq Symbol: AEFCX)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2012,

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund dated October 1, 2012, a copy of which may be obtained without charge by writing to the Funds’ transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling
1-800-295-4488.

The financial statements of The Arbitrage Fund and The Arbitrage Event-Driven Fund are incorporated into this SAI by reference to the annual report of the Funds dated May 31, 2012. The Arbitrage Credit Opportunities Fund is newly formed and has not yet had any operations as of the date of this SAI.

THE TRUST

The Arbitrage Funds (the “Trust”), an open-end management investment company, was organized as a Delaware business trust on December 22, 1999. The Trust currently offers three series of shares to investors, The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund (each a “Fund” and, collectively, the “Funds”). Each Fund is a diversified series. The Trust may create other series and offer shares of such new series under the Trust at any time.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate class vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each class of shares of a Fund (“Class”) represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (1) Class R shares and Class C shares bear 12b-1 distribution and/or service fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class I shares are available for purchase only by shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund’s investment adviser; (3) Class C shares are available for purchase only by shareholders who invest through a broker-dealer, financial institution or servicing agent and are not available for purchase directly from a Fund (4) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional Classes of shares at a future date.

STRATEGIES, SECURITIES AND RELATED RISKS

Subject to the investment policies and restrictions described in the prospectus and this SAI, each Fund may invest in the following securities or pursue any of the strategies unless otherwise noted.

MERGER ARBITRAGE.  Each Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund’s investment adviser, Water Island Capital, LLC (the “Adviser”), may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

CONVERTIBLE ARBITRAGE.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may utilize convertible arbitrage as an investment strategy. Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. A Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, a Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, a Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CAPITAL STRUCTURE ARBITRAGE.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, a Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve a Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

EVENT-DRIVEN STRATEGIES.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund seek to profit from the often significant market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven strategies involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

BORROWING.  Each Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days (excluding weekends and holidays) in order to reduce such Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

COMMERCIAL PAPER.  As part of temporary defensive positions, each Fund may hold commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1.

Issuers of commercial paper rated A-1 (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

CONVERTIBLE SECURITIES.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

MORTGAGE-BACKED SECURITIES AND OTHER ASSET-BACKED SECURITIES.  The Arbitrage Credit Opportunities Fund may invest in mortgage-backed and other asset-backed securities (namely, securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities.  Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Arbitrage Credit Opportunities Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Privately-Issued Mortgage-Backed Securities.  Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

The Arbitrage Credit Opportunities Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Arbitrage Credit Opportunities Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities.  The Arbitrage Credit Opportunities Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Arbitrage Credit Opportunities Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans.  Certain mortgage loans underlying the Mortgage-Backed Securities in which the Arbitrage Credit Opportunities Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Arbitrage Credit Opportunities Fund’s portfolio and therefore in the net asset value of the Arbitrage Credit Opportunities Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Asset-Backed Securities.  Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Arbitrage Credit Opportunities Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the

Arbitrage Credit Opportunities Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Arbitrage Credit Opportunities Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Arbitrage Credit Opportunities Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board of Directors. In accordance with such guidelines, the Adviser will monitor the Arbitrage Credit Opportunities Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

U.S. GOVERNMENT SECURITIES.  The Arbitrage Credit Opportunities Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

CREDIT DEFAULT INDEX SWAPS.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may enter into credit default index swaps (“CDX”). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

CREDIT DEFAULT SWAPS.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Funds. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk and credit risk. The credit default swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

FOREIGN SECURITIES.  Subject to each Fund’s investment policies and quality standards, the Funds may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

Because each Fund may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which a Fund invests.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

DEBT SECURITIES.  The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.

A Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by a Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by a Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of a Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, a Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

ILLIQUID SECURITIES.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

LOANS AND OTHER DEBT INSTRUMENTS.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

ZERO COUPON U.S. TREASURY SECURITIES.  The Arbitrage Credit Opportunities Fund may invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

STRIPPED SECURITIES.  The Funds may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Funds.

INITIAL PUBLIC OFFERINGS.  Each Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to such Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

LENDING PORTFOLIO SECURITIES.  In order to generate additional income, a Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

OPTIONS TRANSACTIONS GENERALLY.  Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser not to commit greater than 25% of a Fund’s net assets to option strategies.

WRITING COVERED CALL OPTIONS.  Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by such Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such Fund. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

WRITING COVERED PUT OPTIONS.  Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by such Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by such Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

OVER-THE-COUNTER OPTIONS.  A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund,

although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

PREFERRED STOCKS.  Each Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

MUNICIPAL OBLIGATIONS.  Each Fund may invest in taxable U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes.

FOREIGN CORPORATE DEBT OBLIGATIONS.  The Funds may invest in foreign corporate debt obligations. The foreign corporate debt obligations in which the Funds may invest include investment-grade notes, bonds, debentures and commercial paper.

Specifically, the Funds may invest in U.S. dollar-denominated corporate debt obligations of foreign companies located in the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia, Spain, Australia and Canada. The Funds also may invest in U.S. dollar denominated sovereign debt obligations of developed countries, provided they meet the minimum ratings criteria for domestic corporate debt obligations; and in the debt obligations of supranational agencies, provided they meet the ratings criteria for domestic corporate debt obligations. Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce a Fund’s income without providing a tax credit for the Fund’s shareholders.

REPURCHASE AGREEMENTS.  As part of temporary defensive positions, each Fund may invest in repurchase agreements. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a set number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. Each Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

SHORT SALES.  Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

SWAP AGREEMENTS.  Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements.  Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

Risks Associated with Swap Agreements.  Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN CURRENCY TRANSACTIONS AND HEDGING.  Each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, a Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

GOVERNMENT REGULATION OF DERIVATIVES.  It is possible that government regulation of various types of derivative instruments, including swap agreements, may limit or restrict a Fund from using such instruments as part of its investment strategy. For example, some legislative and regulatory proposals, such as those in the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act”), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non–guaranteed affiliate separate from the deposit–taking bank or divest them altogether. While many provisions of the Dodd–Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

REGISTERED INVESTMENT COMPANIES.  Each Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption. Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and exchange-traded funds which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

TEMPORARY INVESTMENTS.  Each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest temporarily a substantial portion of its assets in:

■	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities;

■

commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

■	obligations of the U.S. government or its agencies or instrumentalities; and

■	repurchase agreements.

To the extent a Fund invests in these temporary investments, the Fund may not realize its investment objective.

WARRANTS.  Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

FUNDAMENTAL INVESTMENT POLICIES

The policies set forth below are fundamental policies of each Fund. These policies have been adopted by the Funds and may be changed only by the affirmative vote of a majority of the outstanding shares of a Fund. As used in this SAI and in the Funds’ prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the applicable Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the applicable Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)	No Fund may issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act.

(2)	No Fund may borrow money except that a Fund may borrow:

(a)	from banks to purchase or carry securities or other investments,
(b)	from banks for temporary or emergency purposes, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each

Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)

No Fund may underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)

No Fund may concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, with regard to The Arbitrage Fund if a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of The Arbitrage Fund’s assets could be concentrated in that industry for that period of time; and with regard to The Arbitrage Event-Driven Fund if a large percentage of corporate events taking place within the U.S, are within one industry over a given period of time, a large portion of The Arbitrage Event-Driven Fund’s assets could be concentrated in that industry for that period of time.

(5)

No Fund may purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)

No Fund may purchase or sell commodities or commodity contracts. (For purposes of this restriction, currency futures contracts, options on currency futures contracts and on currencies, and forward currency contracts are not deemed to be commodities or commodity contracts.)

(7)	No Fund may lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(8)	No Fund may purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	No Fund may pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	No Fund may invest in companies for the purpose of exercising control or management.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (“FTC”). Thus, the Trust is not currently subject to registration or regulation as a pool operator under the Commodity Exchange Act. Recently, the CFTC has amended Section 4.5 in a way that may impact the Trust’s ability to rely on the exemption, and the Trust is evaluating the potential impact of the amendments. Additionally, the Trust notes that the CFTC’s amendments are the subject of a court challenge by the Investment Company Institute and U.S. Chamber of Commerce.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental policies may be amended by a majority vote of the Trustees of a Fund. The non-fundamental investment policies provide that:

(1)

No Fund will invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)

No Fund may purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of such Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, now known as NYSE Amex Equities (“AMEX”). Warrants acquired by a Fund at any time in units or attached to securities are not subject to this restriction.

(3)

Each Fund may sell securities short to the extent permitted by the 1940 Act. The 1940 Act permits a Fund to sell securities short to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Directors and applicable regulatory guidance.

(4)

No Fund may (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of such Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of such Fund’s net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(5)

No Fund may purchase securities of other investment companies, except in accordance with the 1940 Act. The 1940 Act permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities (the “10% limitation”), no more than 5% of the Fund’s total assets would be invested in shares of any one investment company (the “5% limitation”) and the Fund and its affiliated persons would hold no more than 3% of any class of securities, including voting securities, of any investment company. A Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment. Another exemption on which a Fund may rely is found in Section 12(d)(1)(F) of the 1940 Act. Under Section 12(d)(1)(F) of the 1940 Act, a Fund may invest in other investment companies (including exchange traded fund (ETF) or other mutual funds) in excess of the 5% limitation and the 10% limitation, but must still comply with the 3% limitation, and must adhere to certain voting restrictions regarding the fund shares in which it invests. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request. In May 2012, the Board voted to increase the number of Trustees from five to six, and elected Robert Herrmann to fill the vacancy created by increasing the number of Trustees. The Board also voted to appoint Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant. The Board voted to appoint Mr. Lehman as an adviser to the Board with the expectation that within a couple of years it will call a meeting of shareholders to elect trustees and Mr. Lehman will be one of the nominees. Subsequent to these events, Joel Ackerman resigned from the Board effective May 22, 2012.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board; provided, however, with respect to Messrs. Burtt Ehrlich, Jay Goldberg, and Burton Lehman (if elected a Trustee), the mandatory retirement age is 77.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustees:

John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, N Y 10010 (Age 52)	Since May 2000	President, Secretary, Treasurer and Trustee	General Partner, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	3

*	John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Independent Trustees and Adviser to Board:

Burtt R. Ehrlich 636 Riversville Road Greenwich Connecticut 06831 (Age 73)	Since March 2005	Trustee	Retired.	Member of the Board of Directors of Clarus Corporation and P.C. Group FWC until 2010.	3
Jay N. Goldberg Hudson Venture Partners 535 Fifth Avenue 14th Floor New York, NY 10017 (Age 69)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	None	3

John C. Alvarado The Seaport Group 1200 Smith Street Suite 1600 Houston, TX 77002 (Age 53)	Since December 2003	Trustee	Managing Director of Energy Related Corporate Finance for The Seaport Group, a credit focused investment bank. Prior to joining The Seaport Group, Mr. Alvarado was Founder and Managing Member of PowerCapital Partners, LLC, an energy related financial consulting firm (2000-2010).	None	3

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Robert P. Herrmann 59 Rumson Road, Rumson, NJ 07760 (Age 50)	Since May 2012	Trustee	Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 - present). Previously, CEO and director of Loring Ward International, Ltd. and President of SA Funds-Investment Trust (2005-2009).	None	3

Burton Lehman 919 Third Avenue, New York, NY 10022 (Age 71)	Since May 2012	Adviser to the Board	Of Counsel for Schulte, Roth & Zabel LLP (2006 – 2012). Previously, Senior Advisor and General Counsel of Tishman Speyer Properties (2003-2006) and Partner at Schulte Roth & Zabel (1969-2003).	None	3

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Executive Officers:

Matthew Hemberger 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 53)	Since May 2000	Vice President, Anti-Money Laundering Officer, Chief Compliance Officer	CFO (2002 – present) and Chief Compliance Officer (2000 – January 2012) of Water Island Capital, LLC.	N.A.	N.A.

Kim Storms ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 (Age 39)	Since August 2011	Chief Financial Officer

Director of Fund

Administration (2004-Present), Senior Vice

President (2009-Present) and Vice President (2005-2009), ALPS Fund Services, Inc. Treasurer of ALPS ETF Trust; Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Tilson Investment Trust, and Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.*

				N.A.	N.A.

*	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent for the Funds, and is an affiliated person of ALPS Distributors, Inc., the distributor of the Funds.

Qualification of Trustees

John S. Orrico has been a Trustee and portfolio manager of the Funds since their inception. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Ehrlich, Goldberg, Alvarado and Herrmann should serve as a Trustee. (Mr. Ackerman resigned as a Trustee effective as of May 22, 2012.) Each of Messrs., Ehrlich, Goldberg, Alvarado and Herrmann takes a conservative and thoughtful approach to addressing issues facing the Funds, which is beneficial to the Funds.

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Burtt R. Ehrlich’s longtime experience in the business world, most recently serving on the board of directors of public companies, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Funds. Further, Mr. Ehrlich’s diligent and thoughtful service as a Trustee of the Funds for over 7 years has provided him with a detailed understanding of the mutual fund industry.

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As the general partner of a venture capital firm, Jay N. Goldberg has gained a deep familiarity with the investment management industry and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses, which makes him a valuable resource to the Board. Further, Mr. Goldberg’s diligent and thoughtful service as a Trustee of the Funds for over 12 years has provided him with a detailed understanding of the mutual fund industry.

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Serving as the managing director of Energy Related Corporate Finance for an investment bank, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Funds. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Funds for over 8 years has provided him with a detailed understanding of the mutual fund industry.

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Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial services industry data provider and his prior experience as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Funds address issues that they face, and he brings these assets to the Board in a relatable, effective way.

The Board of Trustees determined that Burton Lehman should serve as an adviser to the Board because his extensive legal knowledge of the investment management industry, developed while serving as private counsel and as in-house counsel, is valuable in assisting the Funds as they navigate the complex regulations applicable to them.

Board Leadership Structure

The Board of Trustees has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Trust does not have a Chairman of the Board. As President of the Trust, Mr. Orrico is the presiding officer at all meetings of the Board of Trustees. In May 2012, Mr. Ehrlich was appointed Independent Lead Trustee of the Board. In this capacity, Mr. Ehrlich will chair executive sessions of the Independent Trustees, advise the officers of the Funds with respect to agenda and information needs relating to Board meetings, oversee the self-evaluation of the Board, monitor action items developed at Board meetings, serve as a liaison between the Independent Trustees and the officers of the Funds and the Adviser, and perform such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure. The Board believes its leadership structure is appropriate and effective, particularly in light of the addition of an Independent Lead Trustee, as it has served the Funds well for over ten years, during which time the Trust has delivered positive returns for its investors.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Trust has an Audit Committee consisting solely of the three Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees has an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Audit Committee held two meetings during the fiscal year ended May 31, 2012.

The Board of Trustees has a Pricing Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Pricing Committee reports its determinations to the full Board. The members of the Pricing Committee are John Orrico, Todd Munn, Roger Foltynowicz, Matthew Hemberger and Kim Storms. The Pricing Committee met two times during the fiscal year ended May 31, 2012.

The Board of Trustees has a Nominating Committee, which is generally responsible for recommending to the Board of Trustees a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board of Trustees. However, while the plan of distribution pursuant to Rule 12b-1 under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not ‘interested persons.” The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Nominating Committee did not meet during the fiscal year ended May 31, 2012.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2012. None of the executive officers (other than the Chief Compliance Officer) receive compensation from the Trust. Mr. Herrmann was elected as a Trustee in May 2012, and Mr. Lehman was appointed as an adviser to the Board in May 2012.

For the fiscal year ending May 31, 2013, the Trustees who are not interested persons of the Funds will receive $40,000 per year for serving as Trustees, to be paid in quarterly installments of $10,000, as well as a per meeting fee of $2,500 for each meeting attended either telephonically or in person. Mr. Ackerman resigned as a Trustee effective as of May 22, 2012.

The Trustees receive no additional compensation for serving on committees of the Board or for serving as a chairman to a committee or as Independent Lead Trustee. Beginning in fiscal year 2013 and continuing until such time as a Trustee holds a minimum investment in the Funds in the aggregate of $50,000, each Trustee will receive compensation in the form of shares of the Funds, which shall be split equally by the Funds with the number of shares to be issued by each Fund to be determined by the net asset value calculated on the penultimate business day of each calendar quarter or on the meeting date, as applicable.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustees:

John S. Orrico	None	None	None	None

Joel C. Ackerman	None	None	None	None

Independent Trustees:

Burtt R. Ehrlich	$50,000	None	None	$50,000

Jay N. Goldberg	$50,000	None	None	$50,000

John C. Alvarado	$50,000	None	None	$50,000

Robert P. Herrmann	$50,000	None	None	$50,000

Burton Lehman*	$50,000	None	None	$50,000

*	The Board appointed Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant.

Trustee Ownership of Fund Shares

The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2011. Mr. Herrmann was elected as a Trustee in May 2012, and Mr. Lehman was appointed as an adviser to the Board in May 2012, and neither owned shares of the Funds as of December 31, 2011. Mr. Ackerman resigned as a Trustee effective as of May 22, 2012. The Arbitrage Credit Opportunities Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustees:
John S. Orrico	The Arbitrage Fund	over $100,000	over $100,000
	The Arbitrage Event-Driven Fund	over $100,000

Joel C. Ackerman	The Arbitrage Fund The Arbitrage Event-Driven Fund	None None	None

Independent Trustees:
Burtt R. Ehrlich	The Arbitrage Fund The Arbitrage Event-Driven Fund	$10,001-$50,000 None	$10,001-$50,000

Jay N. Goldberg	The Arbitrage Fund	over $100,000	over $100,000
	The Arbitrage Event-Driven Fund	None

John C. Alvarado	The Arbitrage Fund The Arbitrage Event-Driven Fund	$10,001-$50,000 None	$10,001-$50,000

In May 2012, the Board of Trustees adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000. The Board adopted the policy because it believes that it is important to align Trustee and Fund shareholder interests by defining stock ownership guidelines for Trustees. The policy contemplates that an Independent Trustee whose investment is below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 1, 2012. The Arbitrage Credit Opportunities Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

The Arbitrage Fund:

Name and Address	Class I Shares	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4151	25,725,306.516	15.39%	Record

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E. Jacksonville FL 32246- 6486	24,146,979.561	14.44%	Record

National Financial Services LLC 1 World Financial Ctr Attn: Mutual Funds Dept New York, NY 10281- 1003	22,690,844.274	13.57%	Record

Name and Address	Class R Shares	% Ownership	Type of Ownership
For exclusive benefit of customer: National Financial Services LLC 1 World Financial CTR New York, NY 10281-1003	20,334,233.755	25.04%	Record

Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	16,454,814.537	20.26%	Record

American Enterprise Investment SVC FBO 41999970 707 2nd Ave S Minneapolis, MN 55402-2405	6,757,042.824	8.32%	Record

Pershing LLC Attn: Mutual Funds 1 Pershing Plaza FL 11 Jersey City, NJ 07399-0001	5,188,248.5	6.39%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
None	N/A	N/A	N/A

The Arbitrage Event-Driven Fund:

Name and Address	Class I Shares	% Ownership	Type of Ownership
Charles Schwab & Co. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	465,318.5	16.93%	Record

Pershing LLC Attn: Mutual Funds 1 Pershing Plaza FL 11 Jersey City, NJ 07399-0001	204,021.989	7.42%	Record

Name and Address	Class R Shares	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104-4151	230,860,.937	25.26%	Record

Pershing LLC 1 Pershing Plaza FL 11 Jersey City, NJ 07399-0001	81,258.892	8.89%	Record

Ameritrade Inc P O Box 2226 Omaha, NE 68103-2226	66,679.944	7.30%	Record

Name and Address	Class C Shares	% Ownership	Type of Ownership
Water Island Capital LLC Attn: John S. Orrico Trustee 41 Madison Ave. Fl 42 New York, NY 10010- 2286	10,256.410	99.90%	Record

As of September 1, 2012, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of each Class of each Fund other than the Class I shares of The Arbitrage Event-Driven Fund, of which the Trustees and officers of the Trust as a group owned of record and beneficially 4.11%; and other than the Class C shares of The Arbitrage Fund and the Class C shares of The Arbitrage Event-Driven Fund, of which the Trustees and officers of the Trust owned of record and beneficially 2.91% and 99.90%, respectively.

INVESTMENT ADVISER

Water Island Capital, LLC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the President of the Adviser and a portfolio manager of the Fund. Mr. Orrico controls the Adviser.

The Adviser receives an advisory fee, payable monthly, for the performance of its services under the terms of the Investment Advisory Agreements (collectively, the “Advisory Contract”) between the Trust and the Adviser. The fee is accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares. Under the Advisory Contract, the Adviser:

(1)

manages the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities in accordance with the Funds’ investment objectives;

(2)	provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Adviser; and

(3)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers of the Trust.

The Advisory Contract provides that the Funds pay all of the Funds’ expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations,

(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders,

(3)	transfer taxes on the sales of the Funds’ shares and on the sales of portfolio securities,

(4)	brokerage commissions,

(5)	custodial and shareholder transfer charges,

(6)	legal, auditing and accounting expenses,

(7)	expenses of servicing shareholder accounts,

(8)	insurance expenses for fidelity and other coverage,

(9)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act,

(10)	expenses of Trustee and shareholder meetings, and

(11)	any expenses of distributing the Funds’ shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Funds are also liable for such nonrecurring expenses as may arise from time to time, including litigation to which a Fund may be a party. The Funds have an obligation to indemnify each of their officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The Arbitrage Fund pays an annual fee of 1.00% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2012, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.04%. For the fiscal year ended May 31, 2011, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.05%. For the fiscal year ended May 31, 2010, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.12%.

The Arbitrage Credit Opportunities Fund pays an annual fee of 1.00% of its average daily net assets.

The Arbitrage Event-Driven Fund pays an annual fee of 1.25% of its average daily net assets for the fiscal year ended May 31, 2012, the aggregate fee paid to the Adviser as a percentage of average net assets was 0.76%.

During the fiscal year ended May 31, 2012, The Arbitrage Fund accrued advisory fees of $27,039,430. During the fiscal year ended May 31, 2011, The Arbitrage Fund accrued advisory fees of $21,037,015. During the fiscal year ended May 31, 2010, The Arbitrage Fund accrued advisory fees of $8,013,985.

The Arbitrage Credit Opportunities Fund is newly formed and had not accrued any advisory fees as of the date of this SAI.

During the fiscal year ended May 31, 2012, The Arbitrage Event-Driven Fund accrued advisory fees of $293,212. During the time period October 1, 2010 through the fiscal year ended May 31, 2011 (The Arbitrage Event-Driven Fund commenced operations on October 1, 2010), The Arbitrage Event-Driven Fund accrued advisory fees of $45,218, and, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $45,218 of such fees and reimbursed The Arbitrage Event-Driven Fund $50,977. The Arbitrage Event-Driven Fund commenced operations on October 1, 2010 and therefore does not have any advisory fees to report for the fiscal year ended May 31, 2010.

The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement with each of the Funds, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Funds so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities):

•

do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Fund, 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Fund, and 2.44% of the average daily net assets allocable to Class C shares of The Arbitrage Fund;

•

do not exceed the annual rate of 1.50% of average daily net assets allocable to Class R shares of The Arbitrage Credit Opportunities Fund, 1.25% of the average daily net assets allocable to Class I shares of The Arbitrage Credit Opportunities Fund, and 2.25 % of the average daily net assets allocable to Class C shares of The Arbitrage Credit Opportunities Fund; and

•

do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Event-Driven Fund, 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Event-Driven Fund, and 2.44 % of the average daily net assets allocable to Class C shares of The Arbitrage Event-Driven Fund.

Each of the Agreements expires on August 31, 2015, and continues thereafter until one of the parties terminates it upon at least five days’ written notice. The Agreements permit the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation applicable for the Fund in question.

Previously, the Adviser had agreed, until at least August 31, 2012, to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceeded 1.95% of average daily net assets for Class R shares of The Arbitrage Fund and 1.70% of average daily net assets for Class I shares of The Arbitrage Fund. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to October 1, 2007 under this prior agreement.

The Advisory Contract for The Arbitrage Fund and The Arbitrage Event-Driven Fund will continue in effect from year to year, and the Advisory Contract for The Arbitrage Credit Opportunities Fund remains in effect for two years from its effective date and thereafter will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the applicable Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the applicable Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of a Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares. The Advisory Contract terminates automatically in the event of its assignment.

PORTFOLIO MANAGER

Water Island Capital, LLC is the investment adviser to the Funds. John Orrico, Todd Munn and Roger Foltynowicz are the portfolio managers of The Arbitrage Fund. Messrs. Orrico, Munn, Foltynowicz, and Loprete are the portfolio managers of The Arbitrage Event-Drive Fund. Gregory Loprete and James Powers are the portfolio managers of The Arbitrage Credit Opportunities Fund. Messrs. Orrico, Munn, Foltynowicz, and Loprete also have responsibility for the day-to-day management of a separately managed account (this account does not have performance based fees). As of May 31, 2012, the assets in the other accounts were $295,809,912.

The fact that Messrs. Orrico, Munn, Foltynowicz and Loprete serve as both portfolio managers of the Funds and the other account creates the potential for conflicts of interest. However, the Adviser does not believe that the overlapping responsibilities of Messrs. Orrico, Munn, Foltynowicz and Loprete or the various elements of their compensation present any material conflict of interest for the following reasons:

•	the Funds and the other account are similarly managed;

•	the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Funds and the other account in a fair and equitable manner;

•	the Adviser has adopted policies limiting the ability of Messrs. Orrico, Munn, Foltynowicz and Loprete to cross trade securities between the Funds and the other account; and

•	all allocations are subject to review by the Adviser’s Chief Compliance Officer.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to the portfolio managers as of May 31, 2012.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

John S. Orrico	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Orrico receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Todd Munn	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Munn receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Roger Foltynowicz	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Foltynowicz receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Gregory Loprete	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Loprete receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

James Powers	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Powers receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Orrico as of May 31, 2012 are $100,001 - $500,000 and over $1,000,000, respectively. The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Munn as of May 31, 2012 are $100,001 - $500,000 and $10,001 - $50,000, respectively. The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Foltynowicz as of May 31, 2012 are $100,001 - $500,000 and $100,001 - $500,000, respectively. The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Loprete as of May 31, 2012 are $0 and $10,001 - $50,000, respectively.

The Arbitrage Credit Opportunities Fund is newly formed and had no shares outstanding as of the date of this SAI.

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. ALPS is not obligated to sell any specific amount of Fund shares. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

Prior to August 1, 2011, SEI Investments Distribution Co. (the “Prior Distributor”), an affiliate of SEI Investments Global Funds Services, acted as principal underwriter of shares of the Funds, pursuant to a Distribution Agreement with the Trust (the “Prior Distribution Agreement”). The Prior Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of FINRA. The Prior Distribution Agreement provided that the Distributor, as agent in connection with the distribution of Fund shares, would use its best efforts to distribute the Funds’ shares.

DISTRIBUTION PLAN

Each of the Funds has adopted, with respect to its Class R shares and Class C shares, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares and Class C shares and for services provided to shareholders. The Plan is a “reimbursement” plan. This means that a Fund’s Class R shares and Class C shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

Under the Plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares or Class C shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund’s Class R shares. The amount of payments under the Plan in any year shall not exceed 0.75% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares and 0.25% annually of the average daily net assets allocable to a Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services.

Prior to August 1, 2011, SEI Investments Distributions Co. served as the Distributor for the Funds. During the fiscal year ended May 31, 2012, The Arbitrage Fund’s Class R shares incurred $2,551,874 in distribution expenses, all of which was used to compensate broker-dealers. Since the Fund’s Class C shares commenced operations on May 31, 2012, no distribution expenses were incurred during the fiscal year ended May 31, 2012.

The Arbitrage Credit Opportunities Fund is newly formed and had not accrued any distribution expenses as of the date of this SAI.

During the fiscal year ended May 31, 2012, The Arbitrage Event-Driven Fund’s Class R shares incurred $18,985 in distribution expenses, all of which was used to compensate broker-dealers. Since the Funds’ Class C shares commenced operations on May 31, 2012, no distribution expenses were incurred during the fiscal year ended May 31, 2012.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the applicable Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the applicable Fund’s outstanding Class R or Class C shares, as applicable. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the applicable Fund’s Class R or Class C shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund in question and its shareholders. The Board of Trustees believes that expenditure of a Fund’s assets for distribution expenses under the Plan should assist in the growth of such Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by a Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order;
•	the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis; and
•	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use. Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a Bloomberg trade order management system to facilitate trade execution.

During the fiscal years ended May 31, 2012, 2011 and 2010, The Arbitrage Fund paid aggregate brokerage commissions of $8,161,640, $8,107,620 and $5,219,719, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $10,212,269,972 and $3,222,041, respectively.

During the fiscal year ended May 31, 2012, The Arbitrage Event-Driven Fund paid aggregate brokerage commissions of $89,195. The amount of brokerage transactions and related commissions directed to brokers due to research services provided were $195,023,435.19 and $64,746.44, respectively. During the fiscal year ended May 31, 2011 (The Arbitrage Event-Driven Fund commenced operations on October 1, 2010), The Arbitrage Event-Driven Fund paid aggregate brokerage commissions of $37,144. The Arbitrage Event-Driven Fund commenced operations on October 1, 2010 and therefore does not have any brokerage commissions to report for the fiscal year ended May 31, 2010.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Funds to invest in securities, including, under some circumstances, securities that may be purchased or held by the Funds. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy as well.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers - Fund Accounting Agent, Independent Auditor and Custodian

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio on a daily basis. For example, the Funds’ fund accounting agent is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio on behalf of the Funds. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to review the Funds’ portfolio. In addition to the fund accounting agent, the Funds’ custodian also maintains an up-to-date list of the Funds’ holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolio unless specifically authorized by the Trust.

The Board of Trustees conducts an annual review of the services of the fund accounting agent to ensure the Funds are receiving adequate services. The Board of Trustees is required annually to review and approve the Funds’ hiring of an independent registered public accounting firm. The Board of Trustees does not review the custody arrangement on an annual basis.

Rating and Ranking Organizations

The Funds provides their entire portfolio to the following rating and ranking organizations:

•	Morningstar, Inc.
•	Lipper, Inc.

•	Standard & Poor’s Ratings Group
•	Bloomberg L.P.
•	Thomson Financial Research.

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Funds do not pay these organizations or receive any compensation from them for providing this information.

The Funds do not typically provide these organizations with portfolio information until such information is at least 30 days old. Morningstar is currently provided information on a quarterly basis, while the other organizations receive the information semi-annually.

Website Disclosure

The Funds publish their top ten positions at the end of each calendar quarter on their website (www.thearbfund.com). This information is updated approximately 15 business days following the end of each quarter. It is available to anyone that visits the website.

Quarterly Update

The Funds include their top ten positions in their Quarterly Update. The Quarterly Update is posted on the Fund’s website and is generally mailed to existing shareholders. The Quarterly Update is usually completed within the first thirty days following quarter end.

Quarterly Exposure Report

The Adviser prepares an Exposure Report at the end of each quarter that provides an investor with the Funds’ total assets, gross long positions, gross short positions and cash. This Report is posted to the Funds’ website, usually within 30 days of the quarter end.

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds’ Board of Trustees oversees the disclosure policies and procedures, and periodically reviews them to determine if changes are necessary or advisable. The Board also regularly reviews a list of recipients of non-standard disclosure of portfolio holdings information.

In all instances of non-standard disclosure, unless a party is a regulatory or other governmental entity, the receiving party will either be subject to a confidentiality agreement that restricts the use of such information to purposes specified in such agreement, or, by reason of the federal securities laws, will be (1) prohibited as an “insider” from trading on the information and (2) have a duty of trust and confidence to the Funds because the receiving party has a history and practice of sharing confidences such that the receiving party knows or reasonably should know that the Funds expect that the receiving party will maintain its confidentiality.

Conflicts of Interest and Waivers

There may be instances where the interests of the Funds’ shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, a principal underwriter for the Funds or an affiliated person of the Funds. In such situations, the conflict must be disclosed to the Board of Trustees of the Funds, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Only the Board of Trustees of the Funds may waive these portfolio holdings disclosure policies and procedures. Although the Funds cannot presently visualize that any proposed waivers would be given, the Funds do recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Board makes a specific determination that the waiver is in the best interests of the Funds and their shareholders. Only the Board may amend the Funds’ portfolio holdings disclosure policies and procedures.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that such Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Each Fund will invest portions of its assets to seek short-term capital appreciation, each Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

The portfolio turnover rates of The Arbitrage Fund for the fiscal years ended May 31, 2012, 2011 and 2010 were 563%, 389% and 371%, respectively. During the past three years, the equity markets have experienced significant and unprecedented levels of volatility. The Arbitrage Credit Opportunities Fund is newly formed and had no portfolio turnover as of the date of this SAI. The portfolio turnover rate of The Arbitrage Event-Driven Fund, which commenced operations on October 1, 2010, for the fiscal years ended May 31, 2012 and 2011 were 490% and 298%, respectively.

FUND ADMINISTRATION AND FUND ACCOUNTING

The administrator to the Fund is ALPS Fund Services, Inc. (“ALPS Services” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Administrator

provides certain administrative services to the Fund pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) between ALPS Services and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Funds’ independent accountant, assisting with the preparation of reports to the Funds’ shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds’ status as a regulated investment company, monitoring compliance with the policies and limitations of the Funds as set forth in the prospectus and SAI and generally assisting in the Funds’ operations.

For its services under the Administration Agreement, the Administrator receives a fee, computed daily and paid monthly, based on the Funds’ aggregate net assets, according to the schedules set forth below, subject to a $370,000 minimum annual fee.

Annual Rate	Aggregate Net Assets

0.035%	Between $0-$500,000,000
0.020%	$500,000,000-$1,000,000,000
0.015%	Above $1,000,000,000

During the fiscal year ended May 31, 2012, The Arbitrage Fund paid administration fees of $436,634 to the Administrator.

The Arbitrage Credit Opportunities Fund is newly formed and had not paid any administration fees as of the date of this SAI.

During the fiscal year ended May 31, 2012, The Arbitrage Event-Driven Fund paid administration fees of $11,715 to the Administrator.

Prior to August 1, 2011, the administrator to the Funds was SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 (“SEIGFS”). SEIGFS provided various administrative and fund accounting services to the Funds, including calculating each Fund’s net asset value, pursuant to an Administration Agreement (the “SEIGFS Administration Agreement”) with the Trust on behalf of the Funds. For its services under the SEIGFS Administration Agreement, SEIGFS received from each Fund a fee, computed daily and paid monthly, based on the Funds’ aggregate net assets, according to agreed upon schedules, subject to minimum annual fees. For the period beginning on September 1, 2008 and ending on August 31, 2009, The Arbitrage Fund paid a minimum annual fee of $200,000. Also, the Adviser agreed to pay SEIGFS, from its own assets (not the assets of The Arbitrage Fund), the difference between the amount paid by the Fund to SEIGFS during this period and $220,000. The Arbitrage Event-Driven Fund was not subject to a minimum annual fee.

During the fiscal year ended May 31, 2011, The Arbitrage Fund paid administration fees of $1,697,467 to SEIGFS. During the fiscal year ended May 31, 2010, The Arbitrage Fund paid administration fees of $651,535 to SEIGFS.

During the period October 1, 2010 to fiscal year ended May 31, 2011, The Arbitrage Event-Driven Fund paid administration fees of $2,894 to SEIGFS. The Arbitrage Event-Driven Fund commenced operations on October 1, 2010 and therefore did not pay administration fees for the fiscal years ended May 31, 2010 and 2009.

TRANSFER AGENT

As the Funds’ transfer agent, DST Systems, Inc. (“DST”), P.O. Box 219533, Kansas City, Missouri, 64121-9533, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. DST receives for its services as transfer agent a fee payable monthly at an annual rate of $50,000 per year for both classes; provided, however, that the minimum fee is $17,500 per year with respect to each Class of shares. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

CUSTODIAN

The Custodian of the Funds’ assets is State Street Bank & Trust, 225 Liberty Street, New York, New York 10281. As custodian, State Street Bank & Trust acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The net asset value per share of a Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and AMEX at the last reported sales price on that exchange;

(2)	by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price;

(3)

by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and

(4)

by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

The share price (net asset value) of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)

when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Funds’ prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemption In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund’s net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

Exchange Privilege

Investors may exchange shares of either Fund for shares of the other Fund at their net asset value; provided, however, that investors must hold their Class C shares of one Fund for at least thirty days in order to be eligible to exchange their shares for Class C shares of the other Fund. In addition, investors may exchange Class C shares of either Fund for Class R or Class I shares of the same Fund, provided (1) the investor meets the investment eligibility requirements for purchase of shares of the class he or she wishes to exchange into, and (2) the investor has held the Class C shares for longer than twelve months. Investors who are interested in exercising the exchange privilege should first contact the Funds or their agents to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

TAX STATUS

The Funds have qualified, and each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If for any tax year a Fund fails to meet one of the requirements, the Regulated Investment Company Act of 2010 (the “2010 Act”) provides several cure provisions which, if all requirements are met, will prevent registered investment company disqualification.

By qualifying as a regulated investment company, a Fund will not be subject to federal income tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if such Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

The Arbitrage Fund and the Arbitrage Event-Driven Fund intend to distribute substantially all of their net investment income (dividends and interest earned on portfolio securities less expenses) and net realized capital gains in December. The Arbitrage Credit Opportunities Fund intends to distribute a portion of its net investment income (dividends and interest earned on portfolio securities less expenses) in March, June and September, and substantially all of the remainder of its net investment income and substantially all of its net realized capital gains in December. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Certain dividends or distributions declared by a Fund in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

As each Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, neither Fund should be required to pay any material federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Net investment income is made up of dividends and interest income less expenses. Net capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of a Fund. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The 2010 Act, which applies to taxable years on or after December 22, 2010, allows a registered investment company to carry forward capital losses indefinitely.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income. For tax years beginning after December 31, 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include gross income from interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of a Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the Internal Revenue Service or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the Internal Revenue Service information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Trust is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If a Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, MN, 55402-4509, as independent registered public accounting firm for the fiscal year ending May 31, 2013. Ernst & Young LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting and tax matters.

COUNSEL

Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of The Arbitrage Fund and The Arbitrage Event-Driven Fund, which have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, are incorporated herein by reference to the annual report of the Fund dated May 31, 2012.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

The Arbitrage Funds, which is comprised of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund (collectively, the “Fund”), and Water Island Capital, LLC (the “Adviser”) intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

The Fund’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Fund are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Adviser. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Adviser determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Adviser shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

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